BAUMANN, RAYMONDO & COMPANY PA
                          CERTIFIED PUBLIC ACCOUNTANTS
                              405 NORTH REO STREET
                                    SUITE 200
                              TAMPA, FLORIDA 33609



             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
             -------------------------------------------------------

To the Board of Directors and Stockholders
African American Medical Network, Inc.
Tampa, Florida

We have audited the accompanying balance sheet of African American Medical Network, Inc. (a Development Stage Company), as of December 31, 2004, and the related statements of operations, and cash flows and for the period from inception (March 29, 2004) to December 31, 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly in all material respects, the financial position of African American Medical Network, Inc. at December 31, 2004 and the results of its operations and its cash flows for the period from inception (March 29, 2004) to December 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note A, the Company has been in the development stage since its inception on March 29, 2004. Realization of a major portion of the assets is dependent upon the Company's ability to meet its future financing requirements, and the success of future operations. These factors raise substantial doubt about the Company's ability to continue as a going concern.



/s/ Baumann, Raymondo & Company PA

BAUMANN, RAYMONDO & COMPANY PA
Tampa, Florida
June 7, 2005

                     AFRICAN AMERICAN MEDICAL NETWORK, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                                  BALANCE SHEET
                                DECEMBER 31, 2004


                                      ASSETS
Current assets:
   Cash                                                                         $ 102,612
   Prepaid expenses                                                                12,430
   Other receivables                                                                1,200
                                                                                ---------
       Total current assets                                                       116,242
Fixed assets:
   Computer equipment, net of accumulated depreciation of $600
                                                                                    3,431
                                                                                ---------

       Total assets                                                             $ 119,673
                                                                                =========

                       LIABILITIES AND STOCKHOLDERS' DEFICIT
Current liabilities:
    Accounts payable                                                            $ 127,259
    Amount due parent                                                             390,747
    Loans and advances                                                            300,000
    Accrued expense and other liabilities                                           7,093
                                                                                ---------
       Total current liabilities                                                  825,099
                                                                                ---------
    Stockholders' deficit:
      Preferred stock - par value $.001; 10,000,000 shares authorized; Common stock - par value $.001; 100,000,000 shares authorized;
       1,000 shares issued and outstanding                                              1
      Additional paid in capital                                                    3,999
      Accumulated deficit during development stage                               (709,426)
                                                                                ---------
        Total stockholders' deficit                                              (705,426)
                                                                                ---------

        Total liabilities and stockholders' deficit                             $ 119,673
                                                                                ---------

                       Read independent auditors' report.
 The accompanying footnotes are an integral part of these financial statements.

                     AFRICAN AMERICAN MEDICAL NETWORK, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                             STATEMENT OF OPERATIONS
            FROM INCEPTION (MARCH 29, 2004) THROUGH DECEMBER 31, 2004



Revenues                                                     $      --

Cost of revenues                                                    --
                                                             ---------
Gross profit                                                        --
                                                             ---------
Operating expenses:
    DVD production costs                                       174,265
    General and administration                                 403,338
    Sales and marketing                                        123,903
    Depreciation                                                   600
                                                             ---------
       Total operating expense                                 702,106
                                                             ---------
Operating loss                                                (702,l06)
                                                             ---------
Other income and (expense)
    Interest expense                                            (3,320)
    Founder's share expense                                     (4,000)
                                                             ---------
       Total other income (expense)                             (7,320)
                                                             ---------

Loss before taxes                                             (709,426)

    Provision for income taxes                                      --
                                                             ---------
Net loss                                                     $(709,426)
                                                             =========
Net loss per share, basic and diluted                        $   (0.45)
                                                             =========
Weighted average shares, basic and diluted                   1,589,644
                                                             =========


                       Read independent auditors' report.
 The accompanying footnotes are an integral part of these financial statements.

                      AFRICAN AMERICAN MEDICAL NETWORK, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                        STATEMENT OF STOCKHOLDERS' EQUITY
      FOR PERIOD FROM INCEPTION (MARCH 29, 2004) THROUGH DECEMBER 31, 2004

                                                                                                       Accumulated
                                         Preferred Stock       Common Stock                          Deficit during
                                    -------------------- -------------------------      Additional     Development
                                      Shares      Amount    Shares        Amount     Paid in Capital      Stage         Total
                                    -------------------- ----------     ----------   --------------- --------------   ----------
Balance, March 29, 2004                   --    $     --         --     $       --     $       --      $       --     $       --

Issuance of founder's shares              --          --  4,000,000          4,000             --              --          4,000
Shares retired in acquisition             --          -- (4,000,000)        (4,000)                            --         (4,000)
Shares issued in acquisition              --          --      1,000              1          3,999              --          4,000
Net loss                                  --          --         --             --             --        (709,426)      (709,426)
                                    --------    -------- ----------     ----------     ----------      ----------     ----------
Balance, December 31, 2004                --    $     --      1,000     $        1     $    3,999      $ (709,426)    $ (705,426)
                                    ========    ======== ==========     ==========     ==========      ==========     ==========

























                        Read independent auditors' report.
 The accompanying footnotes are an integral part of these financial statements.

                     AFRICAN AMERICAN MEDICAL NETWORK, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                             STATEMENT OF CASH FLOWS
            FROM INCEPTION (MARCH 29, 2004) THROUGH DECEMBER 31, 2004


CASH FLOWS FROM OPERATING ACTIVITES
Net loss                                                           $(709,426)
     Adjustments to reconcile net loss to net cash flows from
      operating activities:
       Depreciation expense                                              600
       Stock issued to founder's                                       4,000
       Changes in assets and liabilities:
         Prepaid expenses                                            (12,430)
         Other receivables                                            (1,200)
         Accounts payable                                            127,259
         Accrued expenses and other current liabilities                7,093
                                                                   ---------

Net cash flows (used) in operating activities                       (584,104)
                                                                   ---------

CASH FLOWS FROM INVESTING ACTIVITIES
 Purchase of equipment                                               (4,03l)
                                                                   ---------

Net cash flows (used) in investing activities                         (4,031)
                                                                   ---------

CASH FLOWS FROM FINANCING ACTIVITIES
 Proceeds from notes payable and advances-net                        300,000
 Proceeds from loans from parent                                     390,747
                                                                   ---------

Net cash flows provided by financing activities                      690,747
                                                                   ---------

Decrease in cash                                                     102,612
Cash, beginning of period                                                 --
                                                                   ---------
Cash, end of period                                                $ 102,612
                                                                   =========

             SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:

Cash paid for interest                                             $      --
                                                                   =========


                       Read independent auditors' report.
 The accompanying footnotes are an integral part of these financial statements.

                     AFRICAN AMERICAN MEDICAL NETWORK, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2004


NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations
--------------------

African American Medical was organized as a Florida corporation in March 2004 under the name National Medical Television Network, Inc. In May 2004 it changed its current name to African American Medical. African American Medical is a development stage company, and as such have devoted most of our efforts since inception to developing its business plan, issuing common stock, obtaining financing, establishing its accounting systems, and other administrative functions.

The primary goal of African American Medical is to provide educational programming regarding health and well being to doctor's offices nationwide for viewing by African American patients, and to provide an advertising medium for commercial advertisers to target their goods and services to these consumer patients. Custom-tailored, television-delivered healthcare information that is engaging and easy to understand produces a greater awareness of the benefits of preventative healthcare practices. By creating original programming geared to African American healthcare issues, we address the detrimental effects of health disparities, and at the same time, educate patients and their families about effective and useful healthcare habits and disease management techniques. Most importantly, our programming will motivate our target audience to take full advantage of healthcare technology and healthcare resources and benefits available within American society. African American Medical was developed to create awareness about key diseases and the regimen needed to preserve life and the quality of life. This place-based network delivers advertiser-supported programming about medical and health issues specifically related to African American patients' interests and needs. It is available only through doctor's offices serving the African American populace. This information will be provided through monthly updated DVD magazines that present continuous, educational programming interspersed with commercial advertising.

Basis of Accounting
-------------------

The Company maintains its financial records and financial statements on the accrual basis of accounting. The accrual basis of accounting provides for a better matching of revenues and expenses.

Cash and Cash Equivalents
-------------------------

For purposes of the Statements of Cash Flows, the Company considers amounts held by financial institutions and short-term investments with an original maturity of 90 days or less to be cash and cash equivalents.

Fiscal Year
-----------

The Company elected December 31 as its fiscal year.

Income Taxes
------------

The Company records its federal and state tax liability in accordance with Financial Accounting Standards Board Statement No. 109 "Accounting for Income Taxes". The deferred taxes payable are recorded for temporary differences between the recognition of income and expenses for tax and financial reporting. purposes, using current tax rates. Deferred assets and liabilities represent the future tax consequences of

                       Read independent auditors' report.

                     AFRICAN AMERICAN MEDICAL NETWORK, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2004


NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

those differences, which will either be taxable or deductible when the assets and liabilities are recovered or settled.

Since its inception, the Company has an accumulated loss of $709,426 for income tax purposes, which can be used to offset future taxable income through 2024. The potential tax benefit of this loss is as follows:

      Future tax benefit             $ 204,315
      Valuation allowance             (204,315)
                                     ---------

      Future tax benefit             $      --
                                     ---------

As of December 31, 2004, no deferred taxes were recorded in the accompanying financial statements.

Use of Estimates
----------------

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Advertising Costs
-----------------

The Company expenses the production costs of advertising the first time the advertising takes place.

Fixed Assets
------------

The Company's fixed assets consist of computer equipment (depreciated over 3 years).

                       Read independent auditors' report.

                     AFRICAN AMERICAN MEDICAL NETWORK, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2004

NOTE B - COMMON AND PREFERRED STOCK

The Company is authorized to issue 100,000,000 shares of $0.001 par value common stock and 10,000,000 shares of $0.001 par value preferred stock of which 1,000 and zero shares respectively are outstanding as of December 31, 2004.

At inception (March 29, 2004) 4,000,000 shares of the Company's common stock were issued to certain individuals as founder's shares.

In July 2004, African American Medical Network was acquired by African American Medical Network, Inc., a Delaware corporation, ("AFMN") whereby AFMN issued 8,000,000 shares of its common stock to the shareholders of record of African American Medical Network in exchange for 4,000,000 shares held by the shareholders of record of African American Medical (the exchanged shares). As a part of the acquisition, African American Medical issued 1,000 of its shares to AFMN in exchange for the exchanged shares and retired the exchanged shares.

NOTE C - CONVERTIBLE DEBT

In December 2004, the AFMN and an individual entered into an Interest Bearing Single-Payment Promissory Note (the "Note"), under which the individual loaned the AFMN $200,000 at an annual rate of interest of ten percent (10%). The Note has a term of twelve months. The individual has the unilateral ability to convert the amount due under the Note into 200,000 units of the AFMN's securities (the "Unit"). The Unit consists of one (1) share of the Company's Common Stock and one (1) warrant to purchase an additional share of the AFMN's Common Stock at $2.00 per share (the "Warrant"). The term of the Warrant is three (3) years from the date of issuance. In January 2005, AFMN, African American Medical and the individual agreed to the assignment of all rights, claims, duties and liabilities of the parties to African American Medical and the individual as appropriate. The transaction was recorded as note payable on the books of African American Medical.

NOTE D - COMMITMENTS AND CONTINGENCIES

In December 2004, the Company and an individual entered into an Interest Bearing Single-Payment Promissory Note (the "Note"), under which the individual loaned the Company $200,000 at an annual rate of interest of ten percent (10%). The Note has a term of twelve months. The individual has the unilateral ability to convert the amount due under the Note into 200,000 units of the Company's securities (a "Unit"). A Unit consists of one (1) share of the Company's Common Stock and one (1) warrant to purchase an additional share of the Company's Common Stock at $2.00 per share (the `Warrant"). The term of the Warrant is

                       Read independent auditors' report.

                      AFRICAN AMERICAN MEDICAL NETWORK, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2004


NOTE D - COMMITMENTS AND CONTINGENCIES (CONTINUED)

three (3) years from the date of issuance. As a result of the acquisition of the Company by AFMN, the Units were converted into As a result of the acquisition of African American Medical by African American Medical Network, Inc., a Delaware corporation ("AFMN"), the Notes were converted into shares of AFMN on August 13, 2004 at a conversion price of $1.00 per share. A total of 95,339 shares of restricted common stock were issued in exchange for the Notes. like securities of AFMN.




























                       Read independent auditors' report.